Prudential's Gibraltar Fund, Inc.         ANNUAL REPORT        December 31, 2001
--------------------------------------------------------------------------------
PRUDENTIAL'S FINANCIAL SECURITY PROGRAM

Build
     on the Rock

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

IFS-A068677                                       [LOGO OF PRUDENTIAL FINANCIAL]

Build on the Rock
--------------------------------------------------------------------------------

TABLE OF CONTENTS
Letter to Planholders                            1
Market Commentary                                2
Prudential's Gibraltar Fund, Inc.                4
FINANCIAL REPORTS
Financial Statements                            A1
Schedule of Investments                         B1
Notes to Financial Statements                   C1
Financial Highlights                            D1
Report of Independent Accountants               E1
Management of Prudential's Gibraltar Fund, Inc. F1

Prudential's Financial Security Program is the only account investing in Prudential's Gibraltar Fund, Inc.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more information about both Prudential's Gibraltar Fund, Inc. and the variable product, including all charges and expenses, and should be read carefully before investing or sending money.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Prudential's Gibraltar Fund, Inc.           Annual Report      December 31, 2001
--------------------------------------------------------------------------------
   Letter to Planholders
--------------------------------------------------------------------------------

[PHOTO]

Chairman
David R. Odenath, Jr.

"The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies."

DEAR PLANHOLDER:
This Annual Report reviews the performance of Prudential's Gibraltar Fund, Inc.

SEPTEMBER 11, 2001
The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.

FINANCIAL MARKETS ARE RESILIENT
As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average--considered a general measure of market performance--fell to its lowest level since October 1998. This decline was not unexpected--the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.

STAY THE COURSE
The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios, to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.

Thank you.

Sincerely,

/s/David R. Odenath, Jr.

David R. Odenath, Jr.
Chairman,
Prudential's Gibraltar Fund, Inc.                              January 31, 2002

Prudential's Gibraltar Fund, Inc.           Annual Report      December 31, 2001
--------------------------------------------------------------------------------
   Equity Commentary
--------------------------------------------------------------------------------

2001 EQUITY MARKET REVIEW
Growth of the U.S. economy slowed in the year 2000 and began to contract even further in March 2001, according to the National Bureau of Economic Research, which officially declared on November 26, 2001, that the economy was in a recession. The contraction was concentrated in manufacturing industries as capital spending dropped sharply and inventories were worked off. National economic statistics also showed that corporate profits in the third quarter of 2001 (the most recent available at year-end) were 18.7% below those of the corresponding quarter of 2000. Investors anticipated such statistics well in advance of their release. The S&P 500 Index peaked at the end of January 2001 and fell 30% before bottoming on September 21. Although the terrorist attacks of September 11 provided the last jolt to the economy, their enduring impact was primarily on airline stocks, as seen in the over 30% decline of the S&P Airlines Index for the year. The S&P 500 Index rose 19% from its low through year-end. Nonetheless, over the full year, it was down 12%, marking the first time since 1973-1974 that it had two successive negative years.

Stocks of the largest companies declined the most. The S&P 500 Index was pulled down by Enron's bankruptcy, and also by share declines of several very large companies. Cisco Systems, EMC, Merck, General Electric, Oracle, Sun Microsystems, and America Online were among the greatest detractors. In contrast, market gains were concentrated in small-cap value stocks, as evidenced by the Russell 2000 Value Index's gain of 14% for the year. In the broad market, as measured by the Russell 3000 indexes, the Value Index performed substantially better than growth, returning -4% to the Growth Index's -20%. The value investing advantage was apparent at every capitalization level.

Consumer cyclicals was the only sector with a significant share-price gain (12.47%), bouncing from poor returns in the latter half of 2000 and boosted by sustained consumer spending. Leisure time, homebuilding, toys, and household furnishings and appliances were all among the best performing of the 87 industry groups. Best Buy, J.C. Penney, Circuit City, and Lowes Companies were among the best-performing stocks--all more than doubled over the year. The technology sector and the utilities sectors--utilities (for power utilities) and telecommunications services--were at the bottom of the market, with the 62% decline of the communications equipment group at the very bottom. Natural gas, oil-well equipment and services, and oil and gas drilling were also among the worst performers.

A similar pattern was repeated globally, with the Morgan Stanley Capital International (MSCI) World Internet Software and Services, MSCI Communications Equipment, and MSCI Multi-Utility Indexes down more than 50% (in U.S. dollars), and positive returns concentrated in the various retailer indexes. Geographically, the only positive return in an MSCI-developed market country index was New Zealand's 6%. Positive returns were more common among emerging market countries, particularly Asia, Latin America, and Russia. As in the United States, the MSCI World Index bottomed in September.

The views expressed are as of January 31, 2002, and are subject to change based on market and other conditions.

S&P 500 Index Sector Weightings as of December 31, 2001

                                     [GRAPH]

Financials 17.8%
Information Technology 17.6%
Healthcare 14.4%
Consumer Discretionary 13.1%
Industrials 11.3%
Consumer Staples 8.2%
Energy 6.3%
Telecommunication Services 5.6%
Utilities 3.1%
Materials 2.6%

One-Year Performance of U.S. Market Sectors as of December 31, 2001

                                    [GRAPH]

Technology -23.76%
Financials -8.94%
Consumer Staples -9.19%
Healthcare -12.21%
Capital Goods -11.44%
Consumer Cyclicals 12.47%
Energy -10.25%
Communication Services 12.26%
Utilities -30.43%
Basic Materials 2.65%
Transportation -0.24%

Source: Standard & Poor's as of December 31, 2001. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Prudential's Gibraltar Fund, Inc.           Annual Report      December 31, 2001
--------------------------------------------------------------------------------
   Bond Commentary
--------------------------------------------------------------------------------

2001 BOND MARKET REVIEW
Amid turbulent conditions, the U.S. bond market outperformed the stock market for a second consecutive year. Bonds returned 8.44% in 2001 compared with -11.88% for stocks, based respectively on the Lehman Brothers U.S. Aggregate Bond Index (the Index) and the Standard & Poor's 500 Composite Price Index (S&P 500 Index). In the previous year, the Index returned 11.63% versus -9.10% for the S&P 500 Index.

Several factors created the favorable, though volatile, environment for bonds in 2001. Most notably, the Federal Reserve (the Fed) eased monetary policy 11 times, hoping that sharply lower borrowing costs would help revitalize the U.S. economy that had sunk into a recession for the first time in a decade. Fed policymakers reduced short-term interest rates a total of 4.75 percentage points, driving rates below 2.00% for the first time in 40 years. This sharp drop in interest rates pushed bond prices higher for much of the year.

High-quality bonds such as U.S. Treasuries and federal agency securities were among the better performers for most of the year, as cautious investors bought them in response to continued volatility in the stock market and the September 11 terrorist attacks on the United States. Then too, an announcement during October 2001 that the U.S. Treasury would no longer sell 30-year bonds prompted the largest increase in their prices in more than a decade. These gains faded in November and December 2001, however, when Treasuries sold off amid fear that a recovering economy in 2002 could push interest rates higher and boost inflationary pressures. Treasuries returned 6.75% in 2001, while federal agency securities returned 8.31%, based on Lehman Brothers indexes. Meanwhile, mortgage-backed securities returned 8.22%, helped by investor demand for securities that offer attractive yields, high credit quality, and good liquidity.

Investment-grade corporate bonds posted a 10.40% return for 2001 amid anticipation that improved economic conditions in 2002 might strengthen corporate balance sheets. This was the highest return in the U.S. fixed income market for the year, based on the Lehman Brothers U.S. Credit Index. High-grade corporate bonds also performed well because they were viewed as bargains in 2001 after having cheapened relative to Treasuries during the previous year. In light of weak corporate earnings and deterioration in corporate credit quality during 2001, it is not surprising that bonds of companies in defensive businesses such as banks and consumer staples were the better performers.

As for other sectors of the taxable U.S. bond market, high yield corporate bonds (commonly known as "junk" bonds) returned 5.28%, based on the Lehman Brothers U.S. Corporate High Yield Index. Within the high yield market, there were tremendous differences among yield spreads and performance as a result of industry or idiosyncratic factors.

One-Year Performance of Fixed Income Market Indexes as of December 31, 2001

                                    [GRAPH]

Emerging Markets 1.52%
U.S.Corp. Investment Grade 10.40%
U.S. Corporate High Yield 5.28%
U.S. Mortgage-Backed Securities 8.22%
U.S. Aggregate Index 8.44%
U.S. Municipals 5.13%
U.S. Treasuries 6.75%
Global (U.S. dollar) Index 1.52%

Source: Lehman Brothers as of December 31, 2001. The Lehman Brothers indexes are unmanaged indexes of bonds that provide an indication of bond price movements. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Prudential's Gibraltar Fund, Inc.           Annual Report      December 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANAGED BY
Jennison Associates LLC

We now have three factors that historically have spurred economic growth: reductions in interest rates, tax rebates that stimulate consumer spending, and low energy prices. Nonetheless, there is a wide range of reasonable views about the timing and strength of renewed economic growth. Consequently, we remain focused on the stocks of companies with strong balance sheets and sizable free cash flows. We also look for shares that are inexpensive, where a company's growth potential is not yet fully reflected in its price.

PERFORMANCE SUMMARY
-------------------------------------------------------------------------------------------
                                                 Six
Average Annual Returns                          Month    1-Year    3-Year  5-Year   10-Year
Gibraltar Fund/1/                              -7.66%   -16.45%     5.66%   12.04%  14.40%
Lipper (VIP) Large-Cap Core Funds Avg./2/      -6.06%   -13.03%    -1.68%    7.94%  11.14%
S&P 500 Index/3/                               -5.56%   -11.88%    -1.03%   10.70%  12.93%
-------------------------------------------------------------------------------------------
Gibraltar Fund inception date: 3/14/68.

Prudential's Gibraltar Fund's -16.45% return trailed the Lipper (VIP) Large-Cap Core Funds Average.

PERFORMANCE REVIEW
Despite our focus on well-managed, financially strong and dominant companies, the Fund's networking and telecommunications-related holdings, including Cisco Systems (network routers), Nokia (wireless handsets), and JDS Uniphase (fiber optics), suffered from the massive reduction of capital spending in technology overall. Providian Financial also was a large detractor because of problems in its credit card portfolio.

Strong technology companies whose stocks we purchased at favorable valuation levels--including Microsoft, IBM, and Dell Computer--made the largest positive contributions. Microsoft benefited from the successful introduction of its XP computer operating system and its Xbox game console. IBM's consistent earnings reflected its balanced consulting services, mainframe production, and software businesses. Dell's management confidently expects to increase both its market share and profit margins.

Our emphasis remains on highly visible stocks possessing strong balance sheets and sizable free cash flows. As always, we continue to selectively add stocks at valuations that should provide the Fund with above-average long-term returns.

$10,000 INVESTED OVER 10 YEARS

                                     [CHART]


$38,399 Gibraltar Fund/1/
$33,732 S&P 500 Index/3/
$29,039 Lipper (VIP) Large-Cap Core Funds Avg./2/


                                  Lipper (VIP) Large-Cap
            Gibraltar Fund/1/      Core Funds Avg./2/        S&P 500 Index/3/

Dec 1991       10,000.00                10,000.00                10,000.00
                9,995.16                 9,799.37                 9,932.82
Dec 1992       11,758.40                10,795.00                10,760.80
               13,656.30                11,315.80                11,284.30
Dec 1993       14,555.20                12,060.40                11,843.00
               14,224.20                11,574.20                11,442.30
Dec 1994       14,361.90                12,001.80                11,998.60
               16,607.00                14,140.40                14,420.60
Dec 1995       17,113.00                15,869.20                16,502.10
               18,763.20                17,361.40                18,167.00
Dec 1996       21,756.00                19,210.20                20,288.50
               24,188.60                22,454.50                24,467.40
Dec 1997       25,863.90                24,615.00                27,055.00
               29,391.20                28,291.90                31,849.60
Dec 1998       32,560.60                30,284.60                34,792.40
               37,291.20                33,555.70                39,094.90
Dec 1999       45,234.20                36,097.00                42,110.30
               50,799.80                36,508.50                41,930.60
Dec 2000       45,959.10                33,611.30                38,277.50
               41,583.80                30,729.40                35,715.70
Dec 2001       38,398.50                29,038.70                33,731.60



/1/ Past performance is not predictive of future performance. Fund performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized.

/2/ The Lipper Variable Insurance Products (VIP) Large-Cap Core Funds Average is calculated by Lipper, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

/3/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks generally representative of the broad stock market.

Investors cannot invest directly in a market index or average.

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

        ASSETS
          Investments, at value (cost: $296,288,299)...... $296,981,733
          Cash............................................          928
          Receivable for investments sold.................      890,093
          Interest and dividends receivable...............      325,669
          Deferred expenses...............................        1,406
                                                           ------------
           Total Assets...................................  298,199,829
                                                           ------------
        LIABILITIES
          Payable for investments purchased...............      172,964
          Management fee payable..........................       31,438
          Accrued expenses and other liabilities..........       27,299
                                                           ------------
           Total Liabilities..............................      231,701
                                                           ------------
        NET ASSETS........................................ $297,968,128
                                                           ============
          Net assets were comprised of
           Common stock, at $1 par value.................. $ 38,229,059
           Paid-in-capital, in excess of par..............  300,135,643
                                                           ------------
                                                            338,364,702
           Overdistribution of net investment income......       (1,968)
           Accumulated net realized loss on investments...  (41,088,040)
           Net unrealized appreciation on investments.....      693,434
                                                           ------------
           Net assets, December 31, 2001.................. $297,968,128
                                                           ============
          Net asset value and redemption price per share
           38,229,059 outstanding shares of common stock
            (authorized 150,000,000 shares)............... $       7.79
                                                           ============

STATEMENT OF OPERATIONS
Year Ended December 31, 2001

     INVESTMENT INCOME
       Dividends (a)........................................ $  3,139,443
       Interest.............................................      288,440
                                                             ------------
                                                                3,427,883
                                                             ------------
     EXPENSES
       Management fee.......................................      430,022
       Custodian's fees and expenses........................       10,000
       Miscellaneous........................................          974
                                                             ------------
        Total expenses......................................      440,996
       Less: custodian fee credit...........................       (3,072)
                                                             ------------
        Net expenses........................................      437,924
                                                             ------------
     NET INVESTMENT INCOME..................................    2,989,959
                                                             ------------
     NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS
       Net realized loss on investments.....................  (39,255,656)
       Net change in unrealized appreciation on investments.  (28,274,353)
                                                             ------------
     NET LOSS ON INVESTMENTS................................  (67,530,009)
                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................................. $(64,540,050)
                                                             ============
       (a) Net of foreign withholding taxes of.............. $     20,617

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Year Ended December 31,
                                                                                  ----------------------------
                                                                                      2001           2000
                                                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income.......................................................... $   2,989,959  $   2,620,784
  Net realized gain (loss) on investments........................................   (39,255,656)   145,275,987
  Net change in unrealized appreciation on investments...........................   (28,274,353)  (137,358,010)
                                                                                  -------------  -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................   (64,540,050)    10,538,761
                                                                                  -------------  -------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income...........................................    (3,028,624)    (2,584,087)
  Distributions from net realized capital gains..................................    (1,956,505)  (164,042,293)
  Tax return of capital distributions............................................   (17,573,363)            --
                                                                                  -------------  -------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS.............................................   (22,558,492)  (166,626,380)
                                                                                  -------------  -------------
CAPITAL STOCK TRANSACTIONS: (a)
  Capital stock sold.............................................................            --      6,675,500
  Capital stock issued in reinvestment of dividends and distributions............    15,440,930    159,971,679
  Capital stock repurchased......................................................   (53,836,436)   (38,386,835)
                                                                                  -------------  -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS.   (38,395,506)   128,260,344
                                                                                  -------------  -------------
TOTAL DECREASE IN NET ASSETS.....................................................  (125,494,048)   (27,827,275)
NET ASSETS:
  Beginning of year..............................................................   423,462,176    451,289,451
                                                                                  -------------  -------------
  End of year (b)................................................................ $ 297,968,128  $ 423,462,176
                                                                                  =============  =============
(a)  TRANSACTIONS IN SHARES OF COMMON STOCK:
  Shares sold....................................................................            --        701,945
  Shares issued in reinvestment of dividends and distributions...................     1,955,447     15,149,591
  Shares repurchased.............................................................    (6,108,933)    (2,275,302)
                                                                                  -------------  -------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING..................................    (4,153,486)    13,576,234
                                                                                  =============  =============
(b)  Includes undistributed net investment income of:............................ $          --  $      36,697

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      A1

                       PRUDENTIAL'S GIBRALTAR FUND, INC.

December 31, 2001


      LONG-TERM INVESTMENTS -- 95.8%                             Value
                                                      Shares    (Note 1)
      COMMON STOCKS                                   ------- ------------
      Aerospace/Defense -- 1.1%
        Northrop Grumman Corp........................  33,000 $  3,326,730
                                                              ------------
      Banks and Savings & Loans -- 3.8%
        Bank One Corp................................ 144,100    5,627,105
        FleetBoston Financial Corp................... 153,800    5,613,700
                                                              ------------
                                                                11,240,805
                                                              ------------
      Communication Equipment -- 1.5%
        Cisco Systems, Inc.(a)....................... 252,700    4,576,397
                                                              ------------
      Computers -- 5.2%
        Dell Computer Corp.(a)....................... 169,400    4,604,292
        Hewlett-Packard Co...........................  82,000    1,684,280
        International Business Machines
         Corp. (IBM).................................  76,400    9,241,344
                                                              ------------
                                                                15,529,916
                                                              ------------
      Computer Software & Services -- 5.4%
        Microsoft Corp.(a)........................... 169,000   11,196,250
        Oracle Corp.(a).............................. 272,100    3,757,701
        SAP AG, ADR (Germany)........................  32,500    1,037,725
                                                              ------------
                                                                15,991,676
                                                              ------------
      Drugs & Medical Supplies -- 16.0%
        Abbott Laboratories.......................... 112,800    6,288,600
        American Home Products Corp.................. 119,200    7,314,112
        Aventis SA, ADR (France).....................  37,000    2,627,000
        Baxter International, Inc....................  93,500    5,014,405
        Bristol-Myers Squibb Co...................... 128,000    6,528,000
        Johnson & Johnson............................ 130,600    7,718,460
        Pfizer, Inc.................................. 190,400    7,587,440
        Pharmacia Corp............................... 108,259    4,617,246
                                                              ------------
                                                                47,695,263
                                                              ------------
      Energy Equipment & Services -- 2.3%
        Baker Hughes, Inc............................ 102,800    3,749,116
        Halliburton Co...............................  87,900    1,151,490
        Transocean Sedco Forex, Inc..................  58,600    1,981,852
                                                              ------------
                                                                 6,882,458
                                                              ------------
      Financial Services -- 9.6%
        Citigroup, Inc............................... 241,166   12,174,060
        Goldman Sachs Group, Inc.....................  53,100    4,925,025
        Household International, Inc.................  66,500    3,853,010
        MBNA Corp.................................... 123,500    4,347,200
        Morgan Stanley Dean Witter & Co..............  59,600    3,334,024
                                                              ------------
                                                                28,633,319
                                                              ------------
      Food & Beverage -- 2.3%
        PepsiCo, Inc................................. 138,500    6,743,565
                                                              ------------
      Industrial Conglomerates -- 7.4%
        General Electric Co.......................... 226,300    9,070,104
        Minnesota Mining & Manufacturing Co. (3M)....  33,800    3,995,498
        Tyco International, Ltd. (Bermuda)........... 152,900    9,005,810
                                                              ------------
                                                                22,071,412
                                                              ------------
      Insurance -- 7.4%
        Allstate Corp................................ 136,000    4,583,200
        American International Group, Inc............ 128,890   10,233,866
        Hartford Financial Services Group, Inc.......  52,600    3,304,858
        XL Capital, Ltd. (Class "A" Stock) (Bermuda).  41,500    3,791,440
                                                              ------------
                                                                21,913,364
                                                              ------------

     COMMON STOCKS                                                Value
                                                       Shares    (Note 1)
     (Continued)                                       ------- ------------
     Lodging/Hotels -- 0.9%
       Marriott International, Inc. (Class "A" Stock).  66,500 $  2,703,225
                                                               ------------
     Media -- 7.2%
       AOL Time Warner, Inc.(a)....................... 122,800    3,941,880
       New York Times Co. (Class "A" Stock)...........  69,200    2,992,900
       Omnicom Group, Inc.............................  71,600    6,397,460
       Viacom, Inc. (Class "B" Stock)(a).............. 182,266    8,047,044
                                                               ------------
                                                                 21,379,284
                                                               ------------
     Motorcycles -- 1.1%
       Harley-Davidson, Inc...........................  57,900    3,144,549
                                                               ------------
     Multi-Utilities -- 1.0%
       Williams Cos., Inc............................. 111,400    2,842,928
                                                               ------------
     Oil & Gas Exploration & Production -- 5.4%
       Anadarko Petroleum Corp........................  56,600    3,217,710
       Burlington Resources, Inc...................... 106,200    3,986,748
       Conoco, Inc.................................... 206,300    5,838,290
       Noble Affiliates, Inc..........................  90,700    3,200,803
                                                               ------------
                                                                 16,243,551
                                                               ------------
     Retail -- 5.9%
       Bed Bath & Beyond, Inc.(a).....................  80,200    2,718,780
       BJ's Wholesale Club, Inc.(a)...................  47,700    2,103,570
       Home Depot, Inc................................ 174,700    8,911,447
       Wal-Mart Stores, Inc...........................  68,600    3,947,930
                                                               ------------
                                                                 17,681,727
                                                               ------------
     Semiconductor Equipment -- 8.0%
       Altera Corp.(a)................................ 108,200    2,296,004
       Applied Materials, Inc.(a).....................  37,700    1,511,770
       Intel Corp..................................... 257,400    8,095,230
       KLA-Tencor Corp.(a)............................  36,700    1,818,852
       LSI Logic Corp.(a)............................. 137,700    2,172,906
       Novellus Systems, Inc.(a)......................  33,000    1,301,850
       STMicroelectronics NV (NY Shares)
        (Switzerland).................................  31,500      997,605
       Texas Instruments, Inc......................... 203,000    5,684,000
                                                               ------------
                                                                 23,878,217
                                                               ------------
     Telecommunications -- 2.7%
       Sprint Corp. (PCS Group)(a).................... 141,900    3,463,779
       Vodafone Group PLC, ADR
        (United Kingdom).............................. 175,100    4,496,568
                                                               ------------
                                                                  7,960,347
                                                               ------------
     Telecommunications Equipment -- 1.6%
       Nokia Oyj, ADR (Finland)....................... 200,000    4,906,000
                                                               ------------
     TOTAL LONG-TERM INVESTMENTS
      (cost $284,651,299).....................................  285,344,733
                                                               ------------


                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B1

December 31, 2001


                                       Moody's   Principal
                                       Rating     Amount      Value
         SHORT-TERM                  (Unaudited)   (000)     (Note 1)
         INVESTMENTS -- 3.9%         ----------- --------- ------------
         Commercial Paper
           American Express Credit
            Corp.,
            1.59%, 01/02/02.........     P-1      $7,778   $  7,778,000
           General Electric Capital
            Corp.,
            1.58%, 01/02/02.........     P-1       3,859      3,859,000
                                                           ------------
         TOTAL SHORT-TERM INVESTMENTS
          (cost $11,637,000)..............................   11,637,000
                                                           ------------
         TOTAL INVESTMENTS -- 99.7%
          (cost $296,288,299; Note 4).....................  296,981,733
         OTHER ASSETS IN EXCESS OF
          LIABILITIES -- 0.3%.............................      986,395
                                                           ------------
         NET ASSETS -- 100.0%............................. $297,968,128
                                                           ============

The following abbreviations are used in portfolio descriptions:

ADR American Depository Receipt
AG  Aktiengesellschaft (German Corporation)
NV  Naamloze Vennootschap (Dutch Company)
Oyj Julkinen Osakeyhtio (Finnish Company)
PLC Public Limited Company (British Limited Liability Company)
SA  Societe Anonyme (French Corporation)

(a)Non-income producing security.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      B2

                     NOTES TO THE FINANCIAL STATEMENTS OF
                       PRUDENTIAL'S GIBRALTAR FUND, INC.

General

       Prudential's Gibraltar Fund, Inc. (the "Fund") was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The investment objective of the fund is growth of capital to the extent compatible with a concern for preservation of principal by investing in common stocks and other securities convertible into common stock. The Fund was organized by The Prudential Insurance Company of America ("PICA") to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program ("FSP"). The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

Note 1: Accounting Policies

       The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

       Securities Valuation: Securities listed on an exchange or NASDAQ are valued at the last sale price on such exchange or system on the day of valuation, or if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absences of an asked price. Securities that are not sold on an exchange or NASDAQ are valued by an independent pricing agent or a principal market maker. Any security for which a reliable market quotation is unavailable is valued at fair value by Prudential Investments LLC ("PI"), formerly known as Prudential Investments Fund Management LLC, under the direction of the Fund's Board of Directors.

       Short-term securities which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

       Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

       Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statement of operations.

       Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares. Some dividends may be paid in cash.

       Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

       Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

                                      C1

Note 2: Management Fee and Other Transactions with Affiliates

       Management Fee: The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. Pursuant to a subadvisory agreement between PI and Jennison Associates LLC ("Jennison"), Jennison furnishes investment advisory services in connection with the management of the Fund. The management fee, which is computed daily at an effective annual rate of 0.125% of the average daily net assets of the Fund, is payable monthly to PI as required under the management agreement.

       PI pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of PI and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions including custodian fees.

       PI, PICA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

Note 3: Portfolio Securities

       Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2001 aggregated $230,310,085 and $295,382,071, respectively.

Note 4: Distributions and Tax Information

       For the year ended December 31, 2001, the tax character of dividends and distributions paid by the Fund was $3,028,624 from ordinary income, $1,956,505 from long-term capital gains and $17,573,363 as a tax return of capital. The Fund paid a tax basis return of capital to provide funding to FSP in order for it to meet its distribution requirements under the Internal Revenue Code.

       As of December 31, 2001, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis. This differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $5,147,000 and other cumulative timing differences. In addition the approximate capital loss carryforward was $26,559,000 which expires in 2009.

       The United States federal income tax basis of the Fund's investments and the unrealized depreciation as of December 31, 2001 was as follows:

                                                      Unrealized
               Tax Basis   Appreciation Depreciation Depreciation
              ------------ ------------ ------------ ------------
              $305,670,773 $19,585,713  $28,274,753   $8,689,040

       The differences between book basis and tax basis are attributable to deferred losses on wash sales.

                                      C2

Financial Highlights

                                                              PRUDENTIAL'S GIBRALTAR FUND, INC.
                                                          ----------------------------------------
                                                                   Year Ended December 31,
                                                          ----------------------------------------
                                                           2001      2000    1999    1998    1997
                                                          -------   ------  ------  ------  ------
Per Share Operating Performance:
Net Asset Value, beginning of year....................... $  9.99   $15.67  $12.43  $10.95  $11.43
                                                          -------   ------  ------  ------  ------
Income From Investment Operations:
Net investment income....................................    0.08     0.09    0.10    0.12    0.22
Net realized and unrealized gains (losses) on investments   (1.69)    0.25    4.57    2.61    1.84
                                                          -------   ------  ------  ------  ------
   Total from investment operations......................   (1.61)    0.34    4.67    2.73    2.06
                                                          -------   ------  ------  ------  ------
Less Dividends & Distributions:
Dividends from net investment income.....................   (0.08)   (0.09)  (0.09)  (0.12)  (0.21)
Distributions from net realized gains....................   (0.05)   (5.93)  (1.34)  (1.13)  (2.33)
Tax return of capital distributions......................   (0.46)      --      --      --      --
                                                          -------   ------  ------  ------  ------
   Total distributions...................................   (0.59)   (6.02)  (1.43)  (1.25)  (2.54)
                                                          -------   ------  ------  ------  ------
Net Asset Value, end of year............................. $  7.79   $ 9.99  $15.67  $12.43  $10.95
                                                          =======   ======  ======  ======  ======
Total Investment Return(a)...............................  (16.45)%   1.59%  38.92%  25.89%  18.88%
Ratios/Supplemental Data:
Net assets, end of year (in millions).................... $ 298.0   $423.5  $451.3  $362.5  $325.9
Ratios to average net assets:
  Expenses...............................................   0.13 %    0.13%   0.13%   0.13%   0.15%
  Net investment income..................................   0.87 %    0.57%   0.63%   0.96%   1.56%
Portfolio turnover rate..................................     69 %      82%     39%    105%   101 %

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported an includes reinvestment of dividends and distributions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                                      D1

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF PRUDENTIAL'S GIBRALTAR FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential's Gibraltar Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, NY 10036
February 12, 2002

                          Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2001) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 2001 the Fund paid the following per share dividends:

                 Ordinary   Long-Term   Tax Return     Total
                  Income  Capital Gains of Capital Distributions
                 -------- ------------- ---------- -------------
                  $0.08       $0.05       $0.46        $0.59


                                      E1

                            MANAGEMENT OF THE FUND

       Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             Independent Directors

                                                                                                          Number of
                                                                                                         Portfolios
                                                       Term of                                             in Fund       Other
                                                    Office*** and                                          Complex   Directorships
                                          Position    Length of           Principal Occupations           Overseen    Held by the
Name, Address** and Age                   With Fund  Time Served           During Past 5 Years           by Director Director****
-----------------------                   --------- ------------- -------------------------------------- ----------- -------------
Saul K. Fenster, Ph.D. (68) ............  Director  Since 1983    President (since December 1978) of         79      Member
                                                                  New Jersey Institute of Technology;                (since 2000),
                                                                  Commissioner (since 1998) of the                   Board of
                                                                  Middle States Association                          Directors of
                                                                  Commission on Higher Education;                    IDT
                                                                  Commissioner (since 1985) of the                   Corporation.
                                                                  New Jersey Commission on Science
                                                                  and Technology; Director (since
                                                                  1998) Society of Manufacturing
                                                                  Engineering Education Foundation,
                                                                  formerly a director or trustee of
                                                                  Liberty Science Center, Research
                                                                  and Development Council of New
                                                                  Jersey, New Jersey State Chamber
                                                                  of Commerce, and National Action
                                                                  Council for Minorities in Engineering.

W. Scott McDonald, Jr., Ph.D. (64) .....  Director  Since 1983    Vice President (since 1997) of             79
                                                                  Kaludis Consulting Group, Inc. (a
                                                                  Sallie Mae company serving higher
                                                                  education); Formerly principal (1993-
                                                                  1997), Scott McDonald & Associates,
                                                                  Chief Operating Officer (1991-1995),
                                                                  Fairleigh Dickinson University,
                                                                  Executive Vice President and Chief
                                                                  Operating Officer (1975-1991), Drew
                                                                  University, interim President (1988-
                                                                  1990), Drew University and founding
                                                                  director of School, College and
                                                                  University Underwriters Ltd.

Joseph Weber, Ph.D. (78)/1/ ............  Director  Since 1993    Vice President, Finance, Interclass        62
                                                                  (international corporate learning)
                                                                  since 1991; formerly President, The
                                                                  Alliance for Learning; retired Vice
                                                                  President, Member of the Board of
                                                                  Directors and Member of the
                                                                  Executive and Operating
                                                                  Committees, Hoffmann-LaRoche Inc;
                                                                  Member, Board of Overseers, New
                                                                  Jersey Institute of Technology.
                                                                  Trustee and Vice Chairman Emeritus,
                                                                  Fairleigh Dickinson University.

                                      F1

                             Interested Directors

                                                                                                  Number of
                                                 Term of                                        Portfolios in     Other
                                              Office*** and                                     Fund Complex  Directorships
                                  Position      Length of          Principal Occupations         Overseen by   Held by the
Name, Address** and Age           With Fund    Time Served          During Past 5 Years           Director    Director****
-----------------------         ------------- ------------- ----------------------------------- ------------- -------------
*David R. Odenath, Jr. (44) ... President and  Since 1999   Officer in Charge, President, Chief      115
                                Director                    Executive Officer and Chief
                                                            Operating Officer (since June 1999)
                                                            of PI; Senior Vice President (since
                                                            June 1999) of Prudential; formerly
                                                            Senior Vice President (August 1993-
                                                            May 1999) of PaineWebber Group,
                                                            Inc.

       Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                            Term of
                                          Office***and
                                           Length of
                           Position With      Time
Name, Address** and Age        Trust         Served    Principal Occupations During Past 5 Years
-----------------------    -------------- ------------ ---------------------------------------------------

Robert F. Gunia (55) ..... Vice President  Since 1999  Executive Vice President and Chief Administrative
                                                       Officer (since June 1999) of PI;Executive Vice
                                                       President and Treasurer (since January 1996) of
                                                       PI; President (since April 1999) of Prudential
                                                       Investment Management Services LLC (PIMS);
                                                       Corporate Vice President (since September 1997)
                                                       of The Prudential Insurance Company of America
                                                       (Prudential); formerly Senior Vice President (March
                                                       1987-May 1999) of Prudential Securities; formerly
                                                       Chief Administrative Officer (July 1989-September
                                                       1996), Director (January 1989-September 1996)
                                                       and Executive Vice President, Treasurer and Chief
                                                       Financial Officer (June 1987-December 1996) of
                                                       PMF.

Judy A. Rice (54) ........ Vice President  Since 2001  Executive Vice President (since 1999) of PI;
                                                       formerly various positions to Senior Vice President
                                                       (1992-1999) of Prudential Securities; and various
                                                       positions to Managing Director (1975-1992) of
                                                       Solomon Smith Barney Advisors; Member of Board
                                                       of Governors of the Money Management Institute;
                                                       Member of the Prudential Securities Operating
                                                       Council and a Member of the Board of Directors for
                                                       the National Association for Variable Annuities.

Jonathan D. Shain (43) ... Secretary       Since 2001  Vice President and Corporate Counsel (since
                                                       August 1998) of Prudential; formerly Attorney with
                                                       Fleet Bank, N.A. (January 1997-July 1998) and
                                                       Associate Counsel (August 1994-January 1997) of
                                                       New York Life Insurance Company.

Grace C. Torres (42) ..... Treasurer and   Since 1997  Senior Vice President (since January 2000) of PI;
                           Principal                   formerly First Vice President (December 1996-
                           Financial and               January 2000) of PI and First Vice President
                           Accounting                  (March 1993-1999) of Prudential Securities.
                           Officer

Jeffrey Scarbel (38) ..... Assistant       Since 2000  Vice President (since November 2000) of PI;
                           Treasurer                   formerly Director (October 1996-November 2000)
                                                       of PI.

                                      F2

------------
/1/  Mr. Weber is scheduled to retire from the Board as of December 31, 2002.
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).
**   Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.
**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

       Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (888) 778-2888.

                                      F3

--------------------------------------------------------------------------------

This report is not authorized for distribution unless preceded or accompanied by a current prospectus.

Additional information is contained in the prospectuses for Systematic Investment Plan Contracts, Variable Annuity Contracts, and Prudential's Gibraltar Fund, Inc. These prospectuses contain specific information concerning sales charges and other material facts, and should be read carefully before you invest or send money.

Like most variable annuities, the products investing in Prudential's Gibraltar Fund contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. For cost and complete details, refer to the prospectus or contact your licensed financial professional.

For service-related questions, please contact the Annuity Service Center at:

(888) 778-2888

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

                                                                     -----------
[LOGO] PRUDENTIAL FINANCIAL                                           Presorted
                                                                      Standard
Prudential Annuity Service Center                                    U.S.Postage
P.O. Box 13467                                                          PAID
Philadelphia, PA 19101                                                Prudential
                                                                     -----------

IFS-A068677
FSP AR
Ed. 12/31/2001